UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 6, 2013
Dell Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-17017	74-2487834
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Dell Way, Round Rock, Texas 78682
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: 1-800-289-3355

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events.
Dell Inc. is filing this Current Report on Form 8-K to recast its historical segment information, originally contained in the financial statements and elsewhere in its Annual Report on Form 10-K for the fiscal year ended February 1, 2013, filed with the Securities and Exchange Commission (the “SEC”) on March 12, 2013, as amended by Amendment No. 1 to Annual Report on Form 10-K/A, filed with the SEC on June 3, 2013 (the “Fiscal 2013 Form 10-K”), to correspond with its current presentation.
During the first quarter of fiscal year 2014 (“Fiscal 2014”), which ended May 3, 2013, Dell completed the reorganization of its reportable segments from the customer-centric segments it maintained through fiscal year 2013 (“Fiscal 2013”) to reportable segments based on the following product and services business units: End-User Computing (“EUC”); the Enterprise Solutions Group (“ESG”); the Dell Software Group; and Dell Services. Dell began managing and reporting in this new structure in the first quarter of Fiscal 2014. EUC includes desktop PCs, thin client products, notebooks, tablets, third-party software, and EUC-related peripherals, while ESG includes servers, networking, storage, and ESG-related peripherals. The Dell Software Group includes systems management, security, and information management software offerings. Dell Services includes a broad range of IT and business services, including support and deployment services, infrastructure, cloud, and security services, and applications and business process services.
The change in Dell's reportable segments did not impact Dell's previously reported consolidated net revenue, gross margin, operating income, net income, or earnings per share.
Dell has recast the presentation of the Fiscal 2013, Fiscal 2012, and Fiscal 2011 segment information originally included in the Fiscal 2013 Form 10-K to be consistent with the reorganized segment structure. The presentation is reflected in revised Items 1, 7, and 8 of the Fiscal 2013 Form 10-K filed as Exhibit 99.1 to this Current Report. The segment-specific information in these exhibits is consistent with the presentation of reportable segments in Dell's Quarterly Report on Form 10-Q for the quarterly period ended May 3, 2013, filed with the SEC on June 12, 2013.
Revisions to the segment-specific information in the Fiscal 2013 Form 10-K included in the exhibit to this Current Report as noted above supersede the corresponding Items 1, 7, and 8 of the Fiscal 2013 Form 10-K. All other information in the Fiscal 2013 Form 10-K remains unchanged. This Current Report does not modify or update the disclosures in the Fiscal 2013 Form 10-K in any way, nor does it reflect any subsequent information or events, other than as required to reflect the change in segments as noted above. In particular, the information in this Current Report does not reflect developments regarding the Company's pending going-private merger transaction that have occurred since the Fiscal 2013 Form 10-K was filed with the SEC on March 12, 2013. Information about those developments is presented in the Company's filings with the SEC after March 12, 2013, which should be read for current information about the status of that transaction. The information in this Current Report, including Exhibit 99.1, should be read in conjunction with the Fiscal 2013 Form 10-K and any documents filed by Dell with the SEC subsequent to the filing of the Fiscal 2013 Form 10-K.

Item 9.01 — Financial Statements and Exhibits.
(d) Exhibits.

Exhibit 23.1 —	Consent of PricewaterhouseCoopers LLP.

Exhibit 99.1 —
Items from Annual Report on Form 10-K for the fiscal year ended February 1, 2013, updated to reflect recast segment information: “Part I — Item 1 — Business”; “Part II — Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations”; and “Part II — Item 8 — Financial Statements and Supplementary Data.”

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DELL INC.

By:	/s/ YVONNE MCGILL
Yvonne Mcgill
Vice President, Corporate Finance and
Chief Accounting Officer
(On behalf of registrant and as principal accounting officer)

Date: August 6, 2013

EXHIBIT INDEX

Exhibit 23.1 —	Consent of PricewaterhouseCoopers LLP.

Exhibit 99.1 —
Items from Annual Report on Form 10-K for the fiscal year ended February 1, 2013, updated to reflect recast segment information: “Part I — Item 1 — Business”; “Part II — Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations”; and “Part II — Item 8 — Financial Statements and Supplementary Data.”